Acquisition of Cromwell AS	12 Months Ended
Jun. 30, 2026
Acquisition Of Cromwell As
Acquisition of Cromwell AS

14. Acquisition of Cromwell AS

On 12 May 2026, VivoPower acquired 100% of the shares of Cromwell AS (“Cromwell”) and its wholly owned subsidiary Nordland from COWA. Cromwell owns and operates a hydro-powered data center facility in Norway, providing hosting services to an institutional Bitcoin mining customer. The Company acquired Cromwell to obtain an operating platform with access to large-scale, low-cost renewable power that can be repurposed for artificial intelligence and high-performance computing workloads.

The acquisition-date fair value of the consideration transferred consisted of cash of $20.9 million, deferred cash payments of $10.25 million due within twelve months of the acquisition date, 1,507,353 shares of common stock of the Company with a fair value of $3.9 million and a warrant over 1,055,147 shares of common stock of the Company with a fair value of $2.8 million. The shares and warrant were measured at the quoted market price of the Company’s Class A Ordinary Shares on the acquisition date discounted for lack of marketability. The warrant was exercised on a cashless basis on June 17, 2026 for 1,054,963 Class A Ordinary Shares. The transaction was accounted for as a business combination using the acquisition method of accounting, and the Company recognized $10,195 of acquisition-related costs, which were expensed within general administrative expenses in the consolidated statements of comprehensive loss for the year ended June 30 2026.

The acquisition was funded from the proceeds of the Company’s private placement of convertible preferred stock. The following table summarizes the provisional fair values of the assets acquired and liabilities assumed at the date of the acquisition:

(US dollars in thousands)	2026
Fair value of consideration transferred:
Cash paid at closing	20,939
Deferred cash payments	10,048
Fair value of Class A Ordinary Shares issued	3,940
Fair value of warrant issued	2,757
Total consideration	37,684

Cash and cash equivalents	50
Accounts receivable	62
Prepayments and other assets	814
Tax asset	652
Other receivables	1,115
Total current assets	2,693

Property and equipment, net	5,774
Intangible assets	22,300
Right-of-use asset	10,825
Other long-term assets	3,204
Deferred tax assets	264
Total assets	45,060

Accounts payable and accrued expenses	5,262
Lease liability - current portion	759
Other payables	1,028
Unearned revenue	968
Total current liabilities	8,017

Lease liability	10,237
Deferred tax liability	5,521
Total liabilities	23,775

Fair value of identifiable net assets	21,285

Goodwill on acquisition	16,399

From the date of acquisition through June 30, 2026, Cromwell contributed revenue and net income of $2.45 million and $0.28 million, respectively. If Cromwell had been acquired on July 1, 2025, revenue and net income for the year ended June 30, 2026 would have been $18.25 million and $2.09 million, respectively.

The amounts above represent the Company’s provisional fair value estimates as of May 12 2026 and are subject to subsequent adjustments as additional information is obtained during the applicable measurement period. The primary areas of estimates include certain tangible assets acquired, liabilities assumed, as well as the identifiable intangible assets. The purchase price was allocated to the tangible assets and identifiable intangible assets acquired and liabilities assumed based on their acquisition date estimated fair values. The identifiable intangible asset consists of customer contracts and trademarks and tradenames which were assigned fair values of $7.1 million and $15.2 million, respectively. The customer contract and tradenames and trademarks are being amortized according to Group’s policy.

The trademarks and trade names intangible asset was valued using the relief from royalty method. The customer contract intangible asset was valued using the multi-period excess earning method. These methods require several judgments and assumptions to determine the fair value of intangible assets, including projected hosting revenue, royalty rates, power costs, contributory asset charges, discount rates and tax rates. These nonrecurring fair value measurements are Level 3 measurements within the fair value hierarchy.

Goodwill of $16.39 million represents the excess of the purchase price over the net identifiable assets acquired and liabilities assumed. The Company believes the goodwill is attributable to the skill and expertise of the acquired workforce, access to low-cost hydroelectric power, the opportunity to repurpose the facility for artificial intelligence and high-performance computing, expected growth from expected synergies. Goodwill is deductible for income tax.